Dated this 16th day of February 2021

Between

SOCIETY PASS INCORPORATED

GOODBENTURES SEA LIMITED

And

SOPA TECHNOLOGY PTE. LTD.

SHAREHOLDERS’ AGREEMENT

20 Cecil Street

#10-03, PLUS

Singapore 049705

Telephone: (65) 62280300

Facsimile: (65) 62280329

Website: www.chp.law

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Contents

1. CONDITIONALITY OF AGREEMENT	3
2. CONDUCT OF THE BUSINESS	3
3. THE BOARD	4
4. GENERAL MEETINGS OF THE BOARD OF DIRECTORS	7
5. FINANCING	9
6. DIVIDEND POLICY	9
7. ISSUE OF NEW SHARES	10
8. TRANSFER OF SHARES	11
9. CONFIDENTIALITY	14
10. TERMINATION	15
11. SPIRIT AND INTENTION OF THIS AGREEMENT	16
12. PERFORMANCE OF THIS AGREEMENT	16
13. EQUITABLE RELIEF	16
14. ASSIGNMENT	16
15. COSTS	16
16. NOTICES	16
17. ENTIRE AGREEMENT	17
18. AGREEMENT TO PREVAIL	18
19. REMEDIES AND WAIVER	18
20. AMENDMENTS	18
21 . COUNTERPARTS	18
22. SEVERABILITY	18
23. ILLEGALITY	19
24. NO PARTNERSHIP	19
25. THIRD PARTY RIGHTS	19
26. GOVERNING LAW AND JURISDICTION	19
SCHEDULE 1 DEFINITIONS AND INTERPRETATION
SCHEDULE 2 SHAREHOLDING STRUCTURE
SCHEDULE 3 GSL SHAREHOLDERS
SCHEDULE 4 SHAREHOLDER RESERVED MATTERS
SCHEDULE 5 FORM OF DEED OF RATIFICATION AND ACCESSION

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This Shareholders' Agreement (this "Agreement") is entered into on this 16 day of February 2021,

BETWEEN

(1) SOCIETY PASS INCORPORATED Company Registration No. T19UF4244A), a company incorporated under the laws of the state of Nevada, the United States and having its registered office at 701 S. Carson Street, Suite 200, Carson City, NV 89701 ("SPI");

(2) GOODVENTURES SEA LIMITED (Hong Kong Company Registration No. 2179136), a company incorporated under the laws of Hong Kong and having its registered office at 31/F., Tower Two,

Times Square, 1 Matheson Street, Causeway Bay, Hong Kong ("GSL");

AND

(3) SOPA TECHNOLOGY PTE. LTD. (UEN No. 201918025E), a company incorporated under the laws of Singapore and having its registered office at 11 Collyer Quay # 14-06 The Arcade

Singapore 049317 (the "Company' ),

(each a "Party", and collectively, the "Parties' ).

Unless the context otherwise requires, the definitions and interpretative provisions in Schedule 1 apply throughout this Agreement.

WHEREAS

(A) On 16 February 2021, GSL and the Company entered into the Asset Purchase Agreement pursuant to which GSL agreed to subscribe for 1,500 Shares.

(B) Upon Completion, GSL will be a Shareholder and the Company shall have the shareholding structure set out in Part 8 of Schedule 2.

(C) The Parties have agreed to enter into this Agreement to record the terms governing the future affairs of the Company and the relationship between the Shareholders.

IT IS AGREED as follows,

1. CONDITIONALITY OF AGREEMENT

This Agreement shall come into full force and effect upon Completion, and if the Asset Purchase

Agreement shall terminate prior to Completion, then this Agreement (save for the Surviving

Provisions) shall also terminate.

2. CONDUCT OF THE BUSINESS

2.1 The business of the Company shall be operating e-commerce and loyalty platform in Southeast

Asia and South Asia (the "Business") unless otherwise agreed by the Shareholders in accordance with this Agreement.

2.2 The Parties agree that:

(a) the Business shall be conducted in accordance with sound and best business and management practices related to the Business;

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(b) they shall ensure that an necessary licences, approvals, and permits in connection with the Business are obtained and maintained and that the Business is conducted In full compliance with all legal requirements from time to time in force applicable to the Business:

(c) each of them will not act:

(i) otherwise than in accordance with all applicable law; or

(ii) in any way which is reasonably likely to expose any Director, Shareholder or officer of the Company to civil or criminal liability or sanction under any applicable law;

{d) each of them will comply with the provisions of this Agreement and the Constitution and will act in such manner to achieve the full intent and purpose of this Agreement; and

(e) any transaction, arrangement, or dealing by the Company with any related party or interested person shall be entered into on an arm's length basis and on terms and conditions not less favourable to the Company than those terms and conditions obtainable in the open market from bona fide third-party suppliers of goods or services of a similar nature, quality and, where applicable, volume.

2.3 The Leflair IPRs

The Parties agree that:

(a) the Leflair Group logos, trademarks, and brand names as set out in Schedule 2 of the

Asset Purchase Agreement (the "Leflalr IPRs") shall be owned by Society Technology

LLC Company Registration No. C20190124-2170), a company incorporated under the laws of the state of Nevada ("STL");

(b) save for the Company, no Party shall use the Leffair IPRs unless with the prior consent of a minimum of 50% of the voting rights of the CSL Shareholders, or a minimum of at least

7.5% voting rights of the 15% shareholding that the GSL Shareholders hold in the

Company, (either at a General Meeting or in writing);

(c) the Company shall not be required to pay any royalties or other fees for its use of the Leflair

IPRs; and

(d) The Leffair IPRs are to used exclusively by the Company.

2.4 No Balance Sheet Debt

The Parties agree that:

(a) if not already procured at Completion, the Company shall as soon as practicable convert all outstanding debt which is owed by SPI to the Company into equity, such that SPI shall hold 8,500 Shares representing 85% of the total issued and paid-up share capital of the

Company on a fully diluted basis; and

(b) the Company represents and warrants to GSL that there are no debts or liabilities on the balance sheet of the Company as at Completion.

3. THE BOARD

3.1 Remit of the Board

The Board shall be responsible for the overall direction, supervision, and management of the

Company.

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3.2 Composition of the Board

The Board shall comprise of 2 Directors, or such number as may be amended from time to time in accordance with this Agreement and the applicable law.

3.3 Appointment Removal and RepJacement of Directors

(a) SPI shall have the right to appoint the Directors and designate the removal or replacement of those Directors. For the avoidance of doubt, GSL shall not have the right to appoint any

Director(s).

(b) If a Director appointed in accordance with Clause 3.3(a):

(i) is removed from office or vacates his office for any cause; or

(ii) ceases to be qualified to act as a Director under any applicable law,

then the Shareholder who appointed that Director referred to in Clause 3.3(a) shall be entitled to replace the Director in accordance with this Clause 3. 3.

(c) The appointment, replacement or removal of a Director in accordance with Clause 3.3(a)

shall be by notice in writing to the Company which will then provide a copy of such notice to the other Shareholder(s).

(d) Each Director shall be deemed to have vacated his office if the Shareholder who appointed him ceases to hold any Shares and such Shareholder shall forthwith procure that such

Director resigns from his office with effect from the date the Shareholder ceases to hold any Shares.

(e) Where a Director appointed by a Shareholder resigns or where a Shareholder removes or replaces a Director appointed by it, that Shareholder shall be responsible for and shall indemnify each of the other Shareholder(s) and the Company in respect of any losses,

liabilities and costs that may arise out of or in connection with the resignation, removal or replacement of that Director, including any claim by that Director for wrongful or unfair dismissal.

3.4 Board Observer Rights

(a) GSL shall, for as long as it remains as a Shareholder holding any Shares, be entitled to:

(i) attend, or appoint a representative to attend, each and any Board Meeting and any meeting of any committee of the Board as an observer; and

(ii) receive any notices with respect to such meetings in accordance with Clause 3.7(a).

(b) Where GSL has been struck off and deregistered and has assigned all of its rights under this Agreement to the GSL Shareholders, the GSL Shareholders shall, for as long as they remain as Shareholders holding any Shares, be entitled to:

(i) appoint a representative to attend each and any Board Meeting and any meeting of any committee of the Board as an observer, which appointment shall be decided by a simple majority of the total voting rights of all of the GSL Shareholders; and

(ii) receive any notices with respect to such meetings in accordance with Clause 3. 7(a).

3.5 Remuneration of Directors

No fees or any other form of remuneration shall be paid or be payable to any Director in any given Financial Year, unless otherwise decided and/or approved by the Shareholders representing at least 50% of the total voting rights of all the Shareholders at a General Meeting.

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3.6 Frequency and Location of Board Meetings

(a) Meetings of the Board (each a 'Board Meeting') shall be held at least 1 time each year or at such other frequency as the Board may determine from time to time.

(b) Board Meetings shall be held in Singapore or at such other place as the Board may determine from time to time.

(c) Subject to any applicable law, Board Meetings may be held as physical meetings, or conducted by means of telephone or audio-visual conferencing or other methods of simultaneous communication by electronic, telegraphic or other means by which all persons participating in the meeting are able to hear and be heard at all times by all other participants without the need for a Director to be in the physical presence of the other

Directors and participation in the meeting in this manner shall be deemed to constitute presence in person at such meeting. The Directors participating in any such meeting shall be counted In the quorum for such meeting and subject to there being a requisite quorum at all times during such meeting, all resolutions agreed by the Directors in such meeting shall be deemed to be as effective as a resolution passed at a Board Meeting in person of the Directors duly convened and held. A Board Meeting conducted by means of a telephone or a video conference or similar communications equipment is deemed to be held at the place agreed upon by the Directors attending the meeting, provided that at least one of the Directors present at the meeting was at that place for the duration of the meeting.

(d) The Parties shall procure that their respective appointed Directors make their best efforts to attend all Board Meetings in person.

3. 7 Notice and Minutes of Board Meetings

(a) Any Director may at any time, summon a Board Meeting by providing all the other

Directors with at least 14 days' written notice before the date of the Board Meeting (or such shorter period of notice in respect of any particular meeting as may be agreed in writing by all the Directors). The notice requirement may be waived with the unanimous consent of all the Directors.

(b) Each notice of a Board Meeting must:

(i) specify the date and location of the Board Meeting; and

(ii) set out, in reasonable detail, the agenda of the business to be discussed at the

Board Meeting (accompanied by, where applicable, any relevant documents to be discussed),

and no Board Meeting shall vote on, discuss or resolve any matter not specified or referred to in the agenda unless all the Directors are present at the Board Meeting and have otherwise agreed to vote on, discuss or resolve such matter.

(c) Discussions at each Board Meeting shall be duly recorded by such person as the Board may direct, and minutes of the Board Meeting shall be drawn up in English and circulated to all of the Directors within 14 days of the Board Meeting. Records of all meetings should be kept at the Company's registered office or at any other address as the Board may determine.

3.8 Quorum for Board Meetings

(a) No business shall be transacted at any Board Meeting unless a quorum is present

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{b) The quorum necessary for the transaction of business at a Board Meeting shall comprise at least 1 Director appointed by SPI.

(c) If a quorum is not present at a Board Meeting within 30 minutes from the time specified for the meeting, or if during the meeting, a quorum is no longer present, then the meeting shall be adjourned to a date at least 7 days thereafter at the same time and place and the quorum for such adjourned meeting shall be the same as that stated in Clause 3.8(b). If a quorum is not present at such adjourned meeting within 30 minutes from the time specified for such adjourned meeting, or if during such adjourned meeting, a quorum is no longer present, then such adjourned meeting shall be further adjourned to a date at least 7 days thereafter at the same time and place and the Director(s) present for such further adjourned meeting shall constitute the quorum for such further adjourned meeting. No more than 2 such adjournments may be made in respect of a Board Meeting.

3.9 Chairman and Voting

(a) The position of chairman of the Board (the "Chairman") shall be a Director nominated by

SPI in accordance with Clause 3.3.

(b) The Board shall decide on all matters by simple majority vote of all Directors present and voting. Each Director shall have one vote and in the event of an equality of votes, the

Chairman shall have a second or casting vote.

3.1 Resolution in Writing

Subject to any applicable law, a resolution in writing signed by a simple majority of the Directors shall be valid and effectual as if it had been passed at a Board Meeting duly convened and held provided that at least 7 days' written notice has been given to all the Directors. Any such resolution In writing may consist of several documents in like form each signed by one or more of the Directors. Such resolution in writing shall be effective as of the date of the resolution or if the resolution its signed in two or more counterparts, as of the last date appearing on the counterparts.

4. GENERAL MEETINGS OF THE COMPANY

4.1 Subject to this Clause 4, all meetings of the Shareholders (each a "General Meeting") shall take place in accordance with applicable law and the Constitution.

4.2 Either the Board or the Shareholders (where entitled to do so pursuant to the Constitution and applicable law) may convene a General Meeting by notice in writing to the Shareholders given in accordance with Clause 4.3.

4.3 Notice

(a) Each Shareholder shall be entitled to receive not less than 14 days' written notice

(exclusive of the date on which the notice is served or treated to be served, but inclusive of the day for which notice is given) of any General Meeting or such shorter period of notice in respect of any particular meeting as may be unanimously agreed in writing by all

Shareholders.

(b) Each notice of a General Meeting shall:

(i) specify the location, date and time of the meeting;

(ii) set out, in reasonable detail, the agenda of the business to be discussed at the meeting (accompanied by, where applicable, any relevant documents to be discussed); and

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(iii) include, with reasonable prominence, a statement as to the rights of the member to appoint a proxy or proxies to attend and vote instead of the member, and that a proxy need not also be a member,

and no General Meeting shall vote on, discuss or resolve any matter not specified or referred to in the agenda unless all Shareholders are present at the meeting and have otherwise agreed to vote on, discuss or resolve such matter.

4.4 Quorum

(a) No business shall be transacted at any General Meeting unless a quorum is present at the time when the meeting proceeds to business.

(b) The quorum necessary for the transaction of business at a General Meeting (including any adjourned General Meeting) shall comprise of at least a representative of SP!. For the avoidance of doubt, a quorum shall be present if only the representative of SP! is present at the General Meeting.

(c) If a quorum is not present at a General Meeting within 30 minutes from the time appointed for holding the meeting, the General Meeting shall be adjourned to a date at least 7 days thereafter at the same time and place and the quorum for such adjourned meeting shall be the same as that stated in Clause 4.4(b). Notice of any adjourned General Meeting shall be given to each Shareholder at least 3 days prior to such adjourned General Meeting. If a quorum is not present at such adjourned General Meeting within 30 minutes from the time appointed for holding such adjourned meeting, the General Meeting shall be dissolved.

4.5 Chairman

(a) The chairman of all General Meetings shall be the Chairman.Subject to Clause 4.4, If the

Chairman is not present et any General Meeting, the chairman for that General Meeting shall be a Shareholder elected by the Chairman for the purpose of being the chairman of that General Meeting.

(b) The chairman of any General Meeting shall be entitled to a casting vote at any General

Meeting in the event of an equality of votes on any matter.

4.6 Voting

Subject to the Companies Act or the Constitution, all matters raised at a General Meeting save in respect of any Shareholder Reserved Matter shall be decided by a simple majority of the total voting rights of all Shareholders, present (whether personally or by proxy, attorney or other duly authorised representative) and voting. For the avoidance of doubt, the Shareholders shall not take any decision in relation to any of the Shareholder Reserved Matters save as set out in Clause

4.10.

4.7 Frequency and Location

(a) General Meetings shall be held at such frequency as may be necessary for the effective administration and management of the Company, provided that at least 1 General Meeting shall be held each year.

(b) All General Meetings shall be held in Singapore unless otherwise unanimously agreed by the Shareholders.

(c) Subject to applicable law, a Shareholder may participate in a General Meeting by means of telephone or audio-visual conferencing or other methods of simultaneous communication by electronic, telegraphic or other means by which all persons participating in the meeting are able to hear and be heard at all times by all other participants and participation in this manner shall be deemed to constitute presence in person at such

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meeting. The Shareholders participating in any such General Meeting shall be counted in the quorum for such meeting and, subject to there being a requisite quorum at all times during such meeting, all resolutions agreed by the Shareholders in such meeting shall be deemed to be as effective as a resolution passed at a General Meeting in person duly convened and held. A General Meeting conducted by means of a telephone or a video conference or similar communications equipment is deemed to be held at the place agreed upon by the Shareholder(s) attending the meeting, provided that at least 1 of the

Shareholder(s) present at the meeting was at that place for the duration of the meeting.

4.8 Resolution in Writing

A resolution in writing shall have the same effect and validity as an ordinary resolution passed at a General Meeting duly convened and held. Such resolution in writing shall be effective as of the date of the resolution or if the resolution is signed in two or more counterparts, as of the last date appearing on the counterparts. The expressions ' in writing• and "signed" include approval by electronic or facsimile transmission.

4.9 Minutes

(a) Discussions at each General Meeting shall be duly recorded by such person as the chairman of the meeting may direct Records of all meetings should be kept at the

Company's registered office or at any other address as the Board may determine.

(b) Proceedings of General Meetings and all papers, minutes and notices shall be in English.

4.10 Shareholder Reserved Matters

(a) Each Party shall use their respective powers to ensure that no action or decision is taken or resolution passed in respect of those matters set out in Schedule 4 (the "Shareholder

Reserved Matters•), save with the consent of a minimum of 50% of the voting rights of the GSL Shareholders. or a minimum of at least 7.5% voting rights of the 15% shareholding that the GSL Shareholders hold in the Company (either at a General Meeting or in writing).

(b) Any Director or Shareholder who has a direct or indirect interest in any matter set out in

Schedule 4 shall be obliged to declare the nature of such interest and shall once such interest has been declared be entitled to vote on that matter.

5. FINANCING

5.1 The Company shall, as far as reasonably practicable, be self-financed from the cash flow of the

Business.

5.2 If the Company requires additional finance, such additional financing shall be obtained, so far as reasonably practical, in the following order of preference:

(a) first, by way of the Company's internal resources;

(b) second, by way of external borrowings from banks, financial institutions and/or other third parties on the most favourable terms reasonably obtainable as to interest, repayment and security;

(c) third, by way of loans obtained from the Shareholders; and

(d) fourth, by way of issue of new Shares or other securities in the Company to the

Shareholders and/or other third parties.

5.3 The Shareholders agree that any future issuance of Shares shall be carried out at a minimum share price of US$2,500. For example, if SPI injects US$5,000,000 into the Company, SPI will

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subscribe for 2,000 Shares at a price of USS2,500 per Share and the total number of Shares in the share capital of the Company will be increased to 12,000 Shares.

5.4 If any undertaking, guarantee or security is required in relation to any financing obtained by the

Company, the Shareholders agree that such undertaking, guarantee or security shall be, to the extent practically possible, provided by the Company.

5.5 For the avoidance of doubt, unless otherwise agreed, no Shareholder shall be obliged to provide any further funds to finance the Business.

6 .. DIVIDEND POLICY

6.1 Subject to Clause 6.2, the Constitution and any applicable law, the profits of the Company in respect of each Financial Year, or such percentage thereof, may be paid out as dividends to the

Shareholders in accordance with their Shareholding Proportion at such time and in such amounts as the Board may determine from time to time.

6.2 The Parties agree that the Company shall not declare, pay or make any dividend or other distribution which is or would be prohibited by the Companies Act.

7. ISSUE OF NEW SHARES

7.1 If the Company proposes to issue and allot new Shares (the 'New Shares"), each Shareholder shall be notified in writing of such issuance, the number of the New Shares to be issued, the terms of the issue and the subscription price per Share of the New Shares.

7.2 The New Shares shall be offered to each Shareholder in their respective Shareholding Proportion,

and in accordance with the Constitution and any applicable law (a "Subscription Offer").

7.3 A Subscription Offer may be accepted by a Shareholder as to some or all of the New Shares comprised in such Subscription Offer within 30 days from the date of the Subscription Offer and failing such acceptance shall be deemed to be declined.

7.4 Where a Subscription Offer is declined or deemed to have been declined, the other Shareholder(s)

who have so accepted their respective Subscription Offers in full shall, for a further period of 30 days following the 30-day period mentioned in Clause 7.3, have the option but not the obligation to subscribe for its Pro Raia Share of the New Shares that have been declined or deemed to be declined by the other Shareholder(s) (the "Declined Shares' ). If any Declined Shares remain unsubscribed following the operation of this Clause 7.4, then this Clause 7.4 shall operate mutalis mutandis on a repeated basis until such time as either: (a) none of the Shareholders exercises its right to subscribe for Declined Shares; or (b) all such Declined Shares have been allocated for subscription.

For the purposes of this Clause 7.4, a Shareholder's "Pro Rata Share" of any Declined Shares

shall be equal to (i) the total number of Declined Shares multiplied by (ii) a fraction, the numerator of which shall be the aggregate number of Shares held by such Shareholder on the date of the

Subscription Offer and the denominator of which shall be the total number of Shares held on such date by all Shareholders who have not previously declined to exercise their rights under this

Clause 7.4 in relation to such Declined Shares.

7 ..5 Any Declined Shares not accepted for purchase under Clause 7.4 may be offered for subscription to non-Shareholders on terms no more favourable than those comprised in the Subscription Offer for a period not exceeding 6 months from the expiration of the later of the period for acceptance in Clause 7.3 and, if applicable, Clause 7.4, provided that such an offer will be conditional on:

(a) the non-Shareholder not being a Competitor of the Company and not possessing interests which may conflict (directly or indirectly) with or are detrimental to the Business, unless the

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prior written unanimous consent of all the other Shareholder(s) is obtained at a General

Meeting or pursuant to a resolution in writing;

(b) the procurement of all consents, authorisations, orders or approvals from any state,

government or regulatory body or any other person to whom the Company owes an obligation to in relation to any change of its Shareholders; and

(c) the non-Shareholder executing a Deed of Ratification and Accession prior to the contemplated issuance.

8. TRANSFER OF SHARES

8.1 No Shareholder shall. whether directly or indirectly, Transfer any of its Shares save as in accordance with the terms and conditions as set out in this Clause 8.

8.2 General

(a) The Transfer shall be conditional on:

(i) the transferee not being a Competitor and not possessing interests which may conflict (directly or indirectly) with or are detrimental to the Business, unless the prior written unanimous consent of all the other Shareholder(s) is obtained at a General

Meeting or pursuant to a resolution in writing;

(ii) the procurement of all consents. authorisations, orders or approvals from any state,

government or regulatory body or any other person to whom the Company owes an obligation to in relation to any change of its Shareholders;

(iii) the Transfer not being prohibited by, or a breach of, any applicable law to which the

Parties may be bound: and

(iv) the transferee executing a Deed of Ratification and Accession prior to the contemplated Transfer if such transferee is not already bound by the provisions of this Agreement.

(b) The Transfer shall be of the entire legal and beneficial interest in such Shares, free from any Encumbrances.

(c) Any costs and expenses arising from or in connection to a Transfer of any Shares

{including stamp duty) shall be borne by the transferor unless otherwise agreed in writing between the relevant parties involved in the Transfer.

8.3 Right of First Refusal

Any Shareholder {the "Selling Shareholder") intending to Transfer its Shares to a third party {the

"Third Party Purchaser") shall grant to the other Shareholder(s) (the "Non-Selling

Shareholders")a right of first refusal with respect to the Shares held by such Selling Shareholder in accordance with the following procedure set out in this Clause 8.3.

(a) The Selling Shareholder shall deliver a notice in writing of such intention (the "Transfer

Notice") to the Non-Selling Shareholders, stating the identity of the intended Third Party

Purchaser, the number of Shares that the Selling Shareholder intends to Transfer (the

"Transfer Shares"), the intended price per Transfer Share (the "Prescribed Price") and any other material terms agreed between the Selling Shareholder and the Third Party

Purchaser. Additionally, the Transfer Notice shall provide an offer (the "Transfer Offer")

to the Non-Selling Shareholders to purchase the Transfer Shares pro rata and further specify a period (the "Offer Period") being not less than 30 days from the date of the

Transfer Notice within which the Transfer Offer must be accepted or (in default of

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acceptance) will lapse.

(b} The Non-Selling Shareholders must elect, by written reply to the Selling Shareholder within the Offer Period, to purchase all or part of the Transfer Shares, upon the terms specified in the Transfer Notice (the "Acceptance Notice'). If any of the Non-Selling Shareholders

fails to give such Acceptance Notice within the Offer Period, it shall be deemed to have declined the Transfer Offer in full.

(c) Where a Transfer Offer (or any part thereof) is declined or deemed to have been declined,

the Selling Shareholder shall give notice, within 7 days of the expiry of the Offer Period, to the other Non-Selling Shareholders who have so accepted their respective Transfer Offers in full (the "Accepting Shareholders") of the number of Transfer Shares that have been declined or deemed to be declined (the · oeclined Transfer Shares"). Such Accepting

Shareholders shall, for a further period of 30 days from the date of the notice of the

Declined Transfer Shares (the "Second Offer Period' ), have the option to accept some or all of the Declined Transfer Shares. Should there be more Declined Transfer Shares applied for than are available, they shall be allocated to the Accepting Shareholders as nearly as the circumstances admit, in the same proportion that the number of Shares held by each of the Accepting Shareholders on the date of the Transfer Offer bears to the total number of Shares held by all the Accepting Shareholders on such date or such other proportion as may be agreed in writing between the Accepting Shareholders.

(d) If a Non-Selling Shareholder accepts any Transfer Shares in accordance with Clauses

8.3(b) and/or 8.3(c), the Non-Selling Shareholder shall beccme bound to pay the

Prescribed Price in relation to the number of Transfer Shares to be acquired by the NonSelling

Shareholder within 14 days of the expiration of the Second Offer Period (or if there is no Second Offer Period, within 14 days of the expiration of the Offer Period) and the

Selling Shareholder shall be bound (upon payment therefor) to Transfer such Shares to the Non-Selling Shareholder.

(e) If in any case the Selling Shareholder after having become bound as aforesaid makes default in Transferring the Shares, the Company may receive the purchase money and the

Selling Shareholder shall be deemed to have appointed any one Director or the secretary of the Company as its agent to execute a Transfer of the Shares to the Non-Selling

Shareholder(s), and upon the execution of such Transfer the Company shall hold the purchase money on trust for the Selling Shareholder.

(f) The receipt by the Company of the purchase money shall be a good discharge to the NonSelling

SharehOlder, and after the Non-Selling Shareholder's name has been entered in the register of members in purported exercise of the power in Clause 8.3(e), the validity of the proceedings shall not be questioned by any person.

(g) If any Transfer Shares specified in a Transfer Notice remain unsold at the expiration of the

Seccnd Offer Period (or if there is no Second Offer Period, at the expiration of the Offer

Period) (the "Remaining Transfer Shares"), the Selling Shareholder may during the 6-

month period following the expiration of the Offer Period (or the Second Offer Period, as

the case may be), offer all (and not some only) of the Remaining Transfer Shares to the

Third Party Purchaser:

(i) subject to the Tag-Along Right of the other Shareholder(s); and

(ii) at a price not less than the Prescribed Price, and upon terms not more favourable to the Third Party Purchaser than those specified in the Transfer Notice.

8.4 Tag-Along Right

(a) If the Remaining Transfer Shares amount to more than 50% of the total number of Shares.

the Selling Shareholder shall be obliged to:

(i) inform the Third Party Purchaser that each of the other Non-Selling Shareholders

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have the right, but not the obligation, to participate by selling up to a maximum number of its Shares equivalent to a proportion of the Remaining Transfer Shares that is, as nearly as the circumstances admit, in the same proportion that the number of Shares held by the Non-Selling Shareholder bears to the total number of Shares

(the "Tag-Along Right"); and

(ii) within 7 days of making the offer to the Third Party Purchaser pursuant to Clause

8.3(g), serve a written notice to the Non-Selling Shareholders (the "Tag-Along Offer

Notice").

(b) Each Non-Selling Shareholder may exercise its Tag-Along Right by giving written notice to the Selling Shareholder within 14 days after the date of the Tag-Along Offer Notice,

stating the number of Shares that the Non-Selling Shareholder wishes to Transfer to the

Third Party Purchaser (the •rag-Along Shares").

(c) If no Non-Selling Shareholder exercises its Tag-Along Right within 14 days after the date of the Tag-Along Offer Notice, the Selling Shareholder shall be free to complete the

Transfer of the Remaining Transfer Shares to the Third Party Purchaser.

(d} If any Non-Selling Shareholder does exercise its Tag-Along Right in accordance with

Clause 8.4(b), the Selling Shareholder shall not agree to Transfer the Remaining Transfer

Shares to the Third Party Purchaser:

(i) before the expiry of the 14-day period referred to in Clause 8.4(b); and

(ii) if any Tag-Along rights are exercised in accordance with Clause 8.4(b), unless the

Third Party Purchaser agrees to purchase all of the Tag-Along Shares on terms and conditions no less favourable than the terms and conditions applicable to the

Transfer of the Remaining Transfer Shares from the Selling Shareholder to the Third

Party Purchaser.

(e) If the Selling Shareholder does not enter into an agreement with the Third Party Purchaser for the sale of the Remaining Transfer Shares (and the Tag-Along Shares, if any) within 6 months from the expiration of the Offer Period (or the Second Offer Period, as the case may be), or if such sale is not completed within 30 days following the execution of such agreement, then the right of the Selling Shareholder to Transfer the Remaining Transfer

Shares to the Third Party Purchaser shall lapse and if the Selling Shareholder subsequently wishes to Transfer the Remaining Transfer Shares, it shall be required to make a new offer to the other Shareholder(s) in accordance with Clause 8.3.

8.5 Drag-Along Right

(a) Notwithstanding Clause 8.3, if the Shareholders who have an aggregate Shareholding

Proportion of at least 86% (the "Drag-Along Transferors") propose to Transfer (whether as a single transaction or a series of related transactions) at least 86% of the Shares in a bona fide sale to a third party (the "Drag-Along Transferee') on arm's length terms, the

Drag-Along Transferors shall have the right (but not an obligation) to require the other

Shareholder(s) (the "Drag-Along Shareholders") to sell up to a pro-rata proportion of their

Shares (the "Drag-Along Shares") to the Drag-Along Transferee in accordance with the provisions of this Clause 8.5 with the intention that the Drag-Along Shareholders may only be required to sell an equal proportion of their shares to the Drag-Along Transferee (as compared against the Drag-Along Transferor proposing to transfer the smallest proportion of their shares among all the Drag-Along Transferors as a group).

(b) If the Drag-Along Transferors choose to exercise the drag-along right under Clause 8.5(a),

they shall provide notice in writing of such intention to the Drag-Along Shareholders and the Company (the "Drag-Along Notice') which specifies:

(i) that the Drag-Along Shareholders are required to transfer all of the Drag-Along

Shares pursuant to this Clause 8.5;

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(ii) the identity and particulars of the Drag-Along Transferee;

(iii) the price per Drag-Along Share, which must be the same as the price per Share agreed between the Drag-Along Transferors and the Drag-Along Transferee;

(iv) the terms of such Transfer, which must be the same as the terms agreed between the Drag-Along Transferors and the Drag-Along Transferee; and

(v) the proposed date of the Transfer.

(c) Upon receiving the Drag-Along Notice and subject to Clause 8.5(d), the Drag-Along

Shareholders shall be obliged to Transfer the Drag-Along Shares to the Drag-Along

Transferee at the price and on the terms set out in the Drag-Along Notice.

(d) The obligation of the Drag-Along Shareholders to Transfer the Drag-Along Shares to the

Drag-Along Transferee in accordance with Clause 8.5(c) shall be conditional on:

(i) the price per Drag-Along Share being the same as the price per Share agreed between the Drag-Along Transferors and the Drag Along Transferee; and

(ii) such Transfer being on the same terms as those agreed between the Drag-Along

Transferors and the Drag-Along Transferee.

(e) If any of the Shareholders defaults in Transferring the Shares to be Transferred by it pursuant to the drag-along process set out in this Clause 8.5, such defaulting Shareholder shall be deemed to have irrevocably appointed any one Director or the secretary of the

Company to be its agent to execute all necessary Transfer(s) of its Shares on its behalf and against receipt of the consideration payable for such Shares (which shall be held on trust for the defaulting Shareholder), the Company shall deliver such Shares to the Third

Party Purchaser and the Directors shall forthwith register the Third Party Purchaser as the holder thereof and the validity of such proceedings shall not be questioned or challenged by any person.

8.6 Void Transfers

Any purported Transfer of Shares by a Shareholder in violation of this Agreement shall be null and void and be of no force and effect and the purported transferees shall have no rights or privileges in or with respect to the Company or the Shares purported to have been so Transferred.

The Company shall refuse to recognise any such Transfers of Shares and shall not reflect on its records any change in ownership of such Shares purported to have been so transferred.

8. 7 Exceptions

The provisions of this Clause 8 shall not apply in connection with any Transfer of Shares pursuant to and in accordance with:

(a) where it is intended for GSL to be struck off, wound up, or deregistered, a lawful distribution in specie by GSL to its shareholders whose particulars are set out in Schedule 3 (the "GSL

Shareholders'), save that the provisions of Clause 8.2 (save for Clauses 8.2(a)(i) and

8.2(a)(ii)) shall apply in respect of such Transfer; or

(b) such other exceptions as the Shareholders may agree in writing from time to time.

9. CONFIDENTIALITY

9.1 Each Party undertakes to the other Parties that it shall (and shall procure that its Representatives shall):

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(a) not, without the prior written consent of the other Parties, use or disclose to any person

Confidential Information it has or acquires; and

(b) make reasonable efforts to prevent the use or disclosure of Confidential Information.

9.2 The confidentiality obligations under Clause 9.1 shall not apply to:

(a) any information that the Parties mutually agree in writing is not confidential;

(b) any information obtained which becomes generally known to the public, other than by reason of any wilful or negligent act or omission of a Party or its Representatives;

(c) any information which is required to be disclosed by a Party pursuant to any applicable laws or any requirement of any competent governmental or statutory authority or pursuant to rules or regulations of any relevant regulatory, administrative or supervisory body

(including without limitation, any relevant stock exchange, central monetary authority, or securities council), provided that prior written notice is given to the other Parties of the contents and timing of such disclosure or where such prior written notice is not practical,

contemporaneous written notice of such disclosure;

(d) any information which is required to be disclosed pursuant to any legal process issued by any court or tribunal whether In Singapore or in any other applicable jurisdiction;

(e) any information disclosed by the Parties in confidence to their Representatives for a purpose reasonably incidental to this Agreement;

(f) any information which was available to the receiving Party on a non-confidential basis before disclosure by the disclosing Party;

(g) information obtained by a Party from a third party lawfully in possession of such information and without any breach of such third party's obligations of confidentiality; and

(h) information which is independently developed by a Party from information provided or obtained other than pursuant to or in connection with Agreement, provided such independent development can be proved by documentary evidence.

9. 3 The obligations contained in this Clause 9 shall endure, notwithstanding the cessation or termination of this Agreement, without limit in point of time.

10. TERMINATION

10.1 This Agreement shall take effect from the date hereof and shall cease and determine:

(a) in respect of all Parties, upon:

(i) termination by written agreement of all Parties;

(ii) when, as a result of a Transfer of Shares made in accordance with this Agreement,

only 1 person remains as legal and beneficial holder of the Shares;

(iii) an initial public offering or trade sale of the Company;

(iv) the Company being subject to an Insolvency Event; or

(v) a new agreement is entered into with the unanimous consent of all Parties and such new agreement expressly provides for the new agreement to supersede this

Agreement; and

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(b) in respect of any Shareholder, upon that Shareholder ceasing to be the legal and beneficial owner of any Shares.

10.2 The termination of this Agreement however caused and/or the ceasing of any Shareholder to hold any Shares shall be without prejudice to any obligations or rights of any of the Parties hereto which have accrued prior to such termination or cessation, and shall not affect any Surviving

Provision which shall continue to apply to all Parties after such termination or cessation.

11. SPIRIT AND INTENTION OF THIS AGREEMENT

In entering into this Agreement, the Parties recognise that it is impractical to make provision for every contingency that may arise in the course of the observance or performance thereof.

Accordingly, the Parties hereby declare it to be a cardinal principle of this Agreement and it to be their common intention that this Agreement shall operate between them with fairness and if in the course of the performance of this Agreement unfairness to a Party is disclosed or anticipated then the Parties shall use their best endeavours to agree upon such action as may be necessary and equitable to remove the cause(s) of the same.

12. PERFORMANCE OF THIS AGREEMENT

12.1 Each Shareholder undertakes with all other Shareholder(s) to perform and observe and (so far as it is able by the exercise of voting rights or otherwise so to do) to procure the Company,

through the Directors appointed by each of them respectively, to perform and observe, all the provisions of this Agreement and to take all necessary steps on its part to give full effect to the provisions of this Agreement and the provisions of the Constitution.

12.2 The Company and the Directors shall have the full legal right and authorisation to take all necessary actions for the execution, delivery and the performance of any obligations arising under this Agreement, on behalf of any of the Shareholders.

13. EQUITABLE RELIEF

The Parties agree that monetary damages may not be a sufficient remedy for the damage which may accrue to a Party by reason of failure by any other Party to perform certain of its obligations hereunder. Therefore, any Party shall be entitled to seek equitable relief, including an injunction or specific performance, to enforce such obligations against such other Party.

14. ASSIGNMENT

Save as otherwise provided in Clause 8.7(a), no Party shall assign, transfer, charge or otherwise deal with any or all of its rights under this Agreement nor grant, declare, create or dispose of any right or interest in it without the prior written consent of the other Parties.

15. COSTS

15. 1 Save as otherwise provided in this Agreement, each Party shall bear its own costs and expenses incurred in connection with the preparation, negotiation and entry into of this Agreement,

including any legal costs.

15.2 For the avoidance of doubt and save as otherwise agreed by the Parties in writing:

(a) any fees, cost and expenses incurred in the establishment and operations of the Company shall be borne by the Company; and

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(b) any tax, charges or stamp duty payable by any Party or the Company arising out of or in connection with this Agreement shall be borne by the respective Party or the Company in accordance with applicable law.

16. NOTICES

16.1 All notices and other communications to be given, served or made under or in connection with this Agreement shall be in writing in English, signed by an authorised person of the sender, and delivered by hand, sent by pre-paid post, or sent by email, to the Parties at their respective address indicated as follows (or to such other address as a Party may notify the other Parties of in accordance with this Clause 16):

Attention: Dennis Nguyen

Address: 701 S. Carson Street, Suite 200, Carson City, NV 89701

Email: dennis@thesocietypass.com

Attention: Loic Gautier and Pierre-Antoine Brun

Address: 31 /F., Tower Two, Times Square, 1 Matheson Street, Causeway Bay,

Hong Kong

Email: Loic.Gautier@ymail.com/ pierre@leflair.vn

The Company

Attention: Dennis Nguyen

Address: 11 Collyer Quay #14-06 The Arcade Singapore 049317

Email: dennis@thesocietypas.s.com

16.2 A Party may change its details given in Clause 16.1 by giving written notice to the other Parties,

the change taking effect for the Party 5 Business Days after the deemed receipt of the notice.

16.3 A notice or other communication made or given by one Party to the other Parties in accordance with this Clause 16 shall be effected and deemed to have been duly given, served or made:

(a) if delivered by hand, on signature of a delivery receipt or at the time the notice or other communication is left at the relevant address;

(b) if sent by any delivery service providing proof of delivery, at the time recorded by the delivery service; and

(c) if sent by email, on the date and at the time recorded on the face of the email as having been sent by the sending Party,

provided that in each case where service occurs after 6:00pm on a Business Day or on a day which is not a Business Day, service shall be deemed to occur at 9:00am on the next following

Business Day.

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16.4 In proving such email service, it shall be sufficient to prove that an email was delivered to any

Party where an email confirmation note indicates that the transmission was successful and has been read.

17. ENTIRE AGREEMENT

17 ..1 The Parties agree that this Agreement shall constitute the entire agreement between them with respect to the subject matters of this Agreement, and shall supersede all prior or contemporaneous proposals, agreements and all other communications (whether written or oral,

express or implied) entered into between the Parties in respect of the matters dealt with herein.

17.2 Nothing in this Clause 17 shall limit or exclude any liability for fraud or fraudulent misrepresentation.

18. AGREEMENT TO PREVAIL

In the event of any conflict between the provisions of this Agreement and the provisions of the

Constitution. the provisions of this Agreement shall prevail and the Shareholders shall forthwith cause such necessary alterations to be made to the Constitution as are required so as to remove such conflict.

19. REMEDIES AND WAIVER

19.1 No remedy conferred by any of the provisions of this Agreement is intended to be exclusive of any other remedy which is otherwise available at law, in equity, by statute or otherwise and each and every other remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more of such remedies by any Party shall not constitute a waiver by such Party of the right to pursue other available remedies.

19.2 A waiver of any term, provision or condition of, or consent granted under, this Agreement shall be effective only if given in writing and signed by the waiving or consenting Party and then only in the instance and for the purpose for which it is given.

19.3 The failure by any Party at any time to exercise, or delay on its part in exercising, any right or remedy under this Agreement or to require performance by the other Parties or to claim a breach of any term of this Agreement shall not be deemed to be a waiver of such or any other rights or remedies available to him, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

20. AMENDMENTS

No amendment, modification of or addition to any provision of this Agreement shall be effective unless mutually agreed, made in writing and signed by the duly authorised Representatives of all

Parties.

21. COUNTERPARTS

This Agreement may be executed in any number of counterparts, and by each Party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument. Delivery of a counterpart of this Agreement by email attachment shall be an effective mode of delivery.

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22. SEVERABILITY

If any term of this Agreement or the application of any such term is held by a court of competent jurisdiction to be wholly or partly illegal, invalid or unenforceable, the same shall be deemed to be deleted from this Agreement and be of no force and effect, whereas the other terms hereof shall remain in full force and effect as if such term had not originally been contained in this

Agreement. In the event of such deletion, and if the commercial basis of this Agreement is,

whether by reason of any illegality or change in circumstances, substantially altered, the Parties shall review and agree on revisions mutually acceptable to them which shall most closely reflect their original intent and purposes in place of the terms so deleted.

23. ILLEGALITY

The illegality, invalidity or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction.

24. NO PARTNERSHIP

Nothing contained in or relating to this Agreement shall or shall be deemed to constitute any partnership, agency or fiduciary relationship between any of the Parties and no Party shall have any authority to act for or to assume any obligation or responsibility on behalf of any other Party.

25. THIRD PARTY RIGHTS

Save as otherwise provided in this Agreement, nothing in this Agreement is intended to grant to any third party any right to enforce any term of this Agreement or to confer on any third party any benefits under this Agreement and, to the fullest extent permissible under any applicable law,

this Agreement excludes the operation of any statute or law that confers any third party rights,

including the Contract (Rights of Third Parties) Act (Chapter 53B).

26. GOVERNING LAW AND JURISDICTION

26.1 This Agreement, and any dispute or claim arising out of or in connection with it, its subject matter or its formation (including non-contractual disputes or claims), shall be governed by and construed in accordance with the laws of Singapore.

26.2 The Parties agree that the courts of Singapore shall have exclusive jurisdiction to settle any dispute or claim arising out of or in connection with this Agreement, its subject matter or its formation (including non-contractual disputes or claims).

(the rest of this page is intentionally left blank)

19

SPI

SIGNED for and on behalf of SOCIETY PASS INCORPORATED in the presence of:	/s/ Dennis Nguyen
Name: Dennis Nguyen
/s/ Nancy Thede (signed)	Title: Director
Witness Name: Nancy Thede
NRIC/PP:
Address: 32 Gondoliers Bluff, Newport Couast, CA 92657

GSL

SIGNED for and don behalf of GOODVENTURES SEA LIMITEDin the presence of:	/s/ Pierre-Antoine Frank Jacques Brun
Name: Dennis Nguyen
/s/ Loic Gautier (signed)	Title: Director
Witness Name: Loic Gautier
NRIC/PP: 18AD97127
Address: ASTERI ANH PHU B0907, 171 XA LO HA NOI, THAO DIEN, HCMC

The Company

SIGNED for and on behalf of SOPA TECHNOLOGY PTE. LTD. in the presence of:	/s/ Dennis Nguyen
Name: Dennis Nguyen
Title: Director

/s/ Nancy Thede (signed)
Witness Name: nancy These
NRIC/PP:
Address: 32 Gondoliers Bluff, Newport Couast, CA 92657

20

Definitions

SCHEDULE 1

DEFINITIONS AND INTERPRETATION

In this Agreement, unless the context otherwise requires, the following words and expressions shall have the following meanings:

"Acceptance Notice' has the meaning given to it in Clause 8.3(b);

"Accepting Shareholders" has the meaning given to it in Clause 8.3(c);

"Asset Purchase Agreement" means the asset purchase agreement entered into between GSL and the Company on 15 February 2021;

"Board" means the board of directors of the Company for the time being and from time to time;

"Board Meeting· has the meaning given to it in Clause 3.6(a);

"Business• has the meaning given to it in Clause 2.1;

' Business Day" means a day other than a Saturday or Sunday or public holiday in Singapore on which banks are open in Singapore for general commercial business;

"Chainnan" has the meaning given to it in Clause 3.9(a);

"Companies Act" means the Companies Act (Chapter 50) of Singapore, as may be modified,

amended or re-enacted from time to time;

"Competitor" means a person who or a party which possesses interests that may directly or indirectly conflict or compete with the Company, and who or which if allowed to become a

Shareholder, is likely to use its position as a Shareholder to promote the Shareholder's competing business to the detriment of the Company or its material subsidiaries;

“Completion" means the completion of the subscription by GSL of 1,500 Shares in accordance with the terms of the Asset Purchase Agreement;

"Confidential Information" means any information which is proprietary and confidential to a

Party including the terms and conditions of this Agreement, information regarding the Company's business operations, financial information, analyses, products, processes, forecasts, studies,

methodologies, plans, intentions, projections, ideas (whether patentable or not), trade secrets and other Intellectual Property Rights, market opportunities, suppliers and vendors, clients

(potential and/or actual) and any other person having dealings with the Company, marketing activities, records, finances, personnel, and other business model/strategies and other commercial information, whether such material is marked as being confidential or is by its nature intended to be exclusively for the knowledge of the recipient alone and includes all information obtained by or disclosed to the Parties in connection with this Agreement;

“Constitution• means the Company's constitution as may be amended from time to time in accordance with this Agreement and with the applicable law;

“Control" means, in respect of an entity other than a natural person, the possession, directly or

Indirectly, of the power to direct or cause the direction of the management and policies of that entity, through the ownership of securities representing a majority of the voting power of such company or otherwise, and "Controlling" and "Controlled' shall be construed accordingly;

"Declined Shares' has the meaning given to it in Clause 7.4;

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"Declined Transfer Shares· has the meaning given to it in Clause 8.3(c);

"Deed of Ratification and Accession" means the deed to be executed by a purchaser,

transferee or subscriber of shares in the capital of the Company under which he agrees to be bound by, and shall be entitled to the benefit of, this Agreement, as if he is an original party hereto, substantially in the form set out in Schedule 5;

"Directors" means the directors of the Company appointed from time to time in accordance with the provisions of this Agreement, and "Director" means any one of them;

“Encumbrance" means any mortgage, claim, charge (fixed or floating), pledge, lien,

hypothecation, guarantee, right of set-off, trust, assignment, right of first refusal, right of preemption,

option, restriction or other encumbrance or any legal or equitable third party right or interest including any security interest of any kind or any type of preferential arrangement (or any like agreement or arrangement creating any of the same or having similar effect);

"Financial Year" means the financial period of the Company commencing on 1 January and ending on 31 December;

"General Meeting" has the meaning given to it in Clause 4.1;

"GSL Shareholders• has the meaning given to it in Clause 8.7(a);

"Insolvency Event' means:

(a) in relation to any natural person:

(i) he is deemed to be insolvent or unable, or admits his inability to pay his debts as they fall due or becomes insolvent or a moratorium is declared (or sought by such person) in relation to any of his indebtedness;

(ii) any encumbrancer or creditor takes possession of, or a receiver, is appointed over or in relation to, all or any material part of his assets;

(iii) the taking of any step by such person with a view to a composition, moratorium,

assignment or similar arrangement with any of his creditors; or

(iv) there occurs in relation to him or any of his assets in any relevant jurisdiction any event which corresponds with, or is equivalent or analogous to, those mentioned in paragraphs (i) to (iii) of this paragraph (a); and

(b) in relation to any entity other than a natural person:

(i) any admission by such entity of its inability to pay its debts as they fall due, or the suspension of payment of any of its debts (other than where it is disputing such payment in good faith) or the announcement of its intention to do so;

(ii) the taking of any step by such entity with a view to a composition, moratorium,

assignment or similar arrangement with any of its creditors;

(iii) the taking of any step by such entity to petition for, or to file documents with the court for, its winding-up, administration (whether out-of-court or otherwise) or dissolution or any such resolution being passed;

(iv) the taking of any step by such entity with a view to appointing a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator (whether out-of-court or otherwise) or similar officer; or

(v) there occurs in relation to it or any of its assets in any relevant jurisdiction any event which corresponds with, or is equivalent or analogous to, those mentioned in paragraphs

(i) to (iv) of this paragraph (b);

22

“Intellectual Property Rights" means the trade secrets, patents, trade marks, service marks,

logos, get-up, trade names, internet domain names, rights in designs, copyright (including rights in computer software), moral rights, database rights, semi-conductor topography rights, utility models, rights In know-how and all similar rights or forms of protection having similar effect and in each case: (a) whether registered or not; (b) including any applications to protect or register such rights; (c) including all renewals and extensions of such rights or applications, whether vested, contingent or future; and (d} wherever existing;

"Leflair IPRs"has the meaning given to it in Clause 2.3(a);

"New Shares• has the meaning given to it in Clause 7.1;

“Non-Selllng Shareholders" has the meaning given to it in Clause 8.3;

"Offer Period" has the meaning given to it in Clause 8.3(a);

"Prescribed Price" has the meaning given to it in Clause 8.3(a);

"Remaining Transfer Shares" has the meaning given to it in Clause 8.3(g);

"Representatives· means, in relation to a Party, the directors. officers, employees, agents,

advisors, accountants and consultants of that Party;

"Second Offer Period"has the meaning given to It in Clause 8.3(c);

"Selling Shareholder" has the meaning given to it in Clause 8.3;

"Shareholder" means a member whose name is entered in the register of members of the

Company as a holder of Shares (collectively referred to as "Shareholders' );

"Shareholder Reserved Matters' has the meaning given to it in Clause 4.10(a);

"Shareholding Proportion" means in relation to each Shareholder, the number of Shares held by and beneficially owned by it as a proportion of the total number of issued and paid-up Shares held by and beneficially owned by Shareholders from time to time;

"Shares• means the ordinary shares for the time being in the share capital of the Company, and

"Share" shall be construed accordingly;

“STL” has the meaning given to it in Clause 2.3(a);

"Subscription Offer" has the meaning given to it in Clause 7.2;

"Surviving Provisions" means Clauses 9 (Confidentiality), 13 (Equitable Relief), 14

(Assignment), 15 (Costs), 16 (Notices), 17 (Entire Agreement), 19 (Remedies and Waiver}, 24

(No Partnership), 25 (Third Party Rights), 26 (Governing Law and Jurisdiction) and this

Schedule 1 (Definitions and Interpretation);

"Tag-Along Offer Notice• has the meaning given to it in Clause 8.4(a)(ii);

"Tag-Along Right" has the meaning given to it in Clause 8.4(a)(i);

"Tag-Along Shares” has the meaning given to it in Clause 8.4(b);

“Third Party Purchaser" has the meaning given to it in Clause 8.3;

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"Transfer" means, in relation to any Share, to:

(a) sell, assign, transfer or otherwise dispose of it (including the grant of any option over or in respect of it);

(b) create or permit to subsist any Encumbrance over it (including but not limited to any

Encumbrance by way of security);

(c) direct (by way of renunciation or otherwise) that another person should, or assign any right to, receive it;

(d) enter into any agreement in respect of the votes or any other rights attached to it (other than by way of proxy for a particular General Meeting); or

(e) agree, whether or not subject to any condition precedent or subsequent, to do any of the foregoing;

"Transfer Notice· has the meaning given to it in Clause 8.3(a);

"Transfer Offer• has the meaning given to it in Clause 8.3(a);

"Transfer Shares" has the meaning given to it in Clause 8.3(a); and

"US$"means the lawful currency of the United states of America.

2. Interpretation

In this Agreement:

(a) a reference to a statute or other legislation includes regulations and other instruments under it and any consolidations, amendments, re-enactments or replacements of any of them but excludes any re-enactment or modification after the date of this Agreement to the extent it makes any Party's obligations more onerous or otherwise adversely affect the rights of any Party;

(b) references to "law" include any legislation, any common or customary law, constitution,

decree, judgment, order, ordinance, treaty or other legislative measure in any jurisdiction and any directive, request, requirement, guidance or guideline (in each case, whether or not having the force of law but, if not having the force of law, compliance with which is in accordance with the general practice of persons to whom the directive, request,

requirement. guidance or guideline is addressed);

(c) references to any agreement or document in this Agreement shall include references to such agreement or document as from lime to time amended, modified, supplemented or novated, and to any other agreement or document which so amends, modifies,

supplements or novates such agreement or document;

(d) references to the Parties include their respective successors in title, permitted assignees,

heirs, executors, administrators and legal personal representatives;

(e) references to the singular number shall include references to the plural number and vice versa, and "person· includes an individual, corporation, company, partnership, firm,

trustee, trust, executor, administrator or other legal personal representative,

unincorporated association, joint venture, syndicate or other business enterprise, any governmental, administrative or regulatory authority or agency (notwithstanding that

"person" may be sometimes used herein in conjunction with some of such words), and their respective successors, legal personal representatives and assigns, as the case may be,

and pronouns shall have a similarly extended meaning;

24

(f) the use of any gender-specific or gender-neutral words shall include all gender-specific or gender-neutral variations, including reference to gender neutral entities other than natural persons;

(g) •written· and "In writing" include any means of visible reproduction;

(h) references to "days"and •months" in this Agreement means calendar days/months;

(i) references to "Recitals",•c1auses•, and "Schedules· are to the recitals, clauses of, and the schedules to, this Agreement, and all references to this Agreement shall also include the Recitals and Schedules, which form part of this Agreement and have the same force and effect as if expressly set out in the body of this Agreement;

(j) any reference to the words "hereof', "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to the clauses of or schedules to this Agreement as specified therein;

(k) the headings in this Agreement are for convenience only and shall not affect the interpretation and construction hereof;

(I) the words "include","includes"and ' including" or words of similar effect are deemed to be followed by the words "without limitation·;

(m) an obligation under this Agreement (whether express or implied) to do something includes an obligation to cause, procure or allow that thing to be done;

(n) an obligation under this Agreement (whether express or implied) not to do something includes an obligation not to cause, procure or allow that thing to be done;

(o) where any obligation in this Agreement is expressed to be undertaken or assumed by any

Party, that obligation is to be construed as including a requirement that the Party concerned exercises all rights and powers of control over the affairs of any other person which that Party is able to exercise (whether directly or indirectly) in order to secure performance of the obligation; and

(p) anything or obligation to be done under this Agreement which requires or falls to be done on a stipulated day, shall be done on the next succeeding Business Day, if the day upon which that thing or obligation to be done falls on a day which is not a Business Day.

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SCHEDULE 2

SHAREHOLDING STRUCTURE

Part A: Shareholding Structure Before Completion

Name of Shareholder	Number of Shares	Shareholding Proportion(%)
Society Pass Incorporated	8,500	100
Total	8,500	100

Part B: Shareholding Structure After Completion

Name of Shareholder	Number of Shares	Shareholding Proportion (%)
Society Pass Incorporated	8,500	85
Goodventures SEA Limited	1,500	15
Total	10,000	100

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SCHEDULE 3

GSL SHAREHOLDERS

Name of GSL Shareholder	Nature of Party	For entity: Place of incorporation or registration (and incorporation or registration number) For individual: Nationality (and passport number or national Identification)	Details for receiving notices (and for entities, the person to whom notices should be marked attention)
Belt Road Investment Group Limited	Company	Cayman Islands (Registration number CO-324665)g	Address: 19, Street 21, Sangkat Tonle Basak, Phnom Penh, Cambodia 12301 Email: witt@beltroadcap.com Attention: Witt Gatchell
GS Home Shopping Inc.	Company	South Korea (Registrationnumber 117-81-13253)	Address: Gangseo Tower, 82, Seonyuro, Yeongdeungpo-9u, Seoul, Korea, 07291 Email: eh.kimO@gsshpo.com, lee.sunghwa@gsshop.com Attentio n: Sun ghwa Lee Eunhye Kim
Loic Erwan Kevin Gautier	Individual	French (Passport: 18AD97127)	Address: Leflair Vietnam, Viettel Tower A2, 16/F, 285 Gach Mang Thang 8 street, District 10, Ho Chi Minh City, Vietnam Email: loic@leflair.vn
Pierre-Antoine Frank Jacques Brun	Individual	French (Passport: 16CY94149)	Address: Leflair Vietnam, Viettel Tower A2, 16/F, 285 Gach Mang Thang 8 street, District 10, Ho Chi Minh City, Vietnam Email: pierre@leflair.vn
Phuong Anh Nguyen	Individual	German (Passport: C3jkw8kh9)	Address: 4 Caimhill Rise, #04-02 Cairnhill, Singapore 229740 Email: hello.anh.nguyen@gmail.com
The Appletree Group Pte. Limited	Company	Singapore (Company Number: 201426212R)	Address: 25 North Bridge Road, #08-01, EFG Bank Building, Singapore 179104 Email: j2m@appletree-asia.com Attention: Jean-Marc Merlin

27

Inter Prosper Holding Limited	Company	British Virgin Islands (Company Number: 1735874}	Address: P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands Email: loic.tardy@yahoo.fr Attention: l oic Tardy
Pegasus 7 Capital Advisor Pte. l td	Company	Singapore (Company number: 201717528G)	Address: 60 Paya Lebar Road, #08-43, Paya Lebar Square Singapore, 409051 Email: gautam@pegasus7capital.com Attention: Gautam Saxena
Bouee Investment li mited	Company	Hong Kong (CompanyNumber: 2312936)	Address: Unit 1607, Dominion Centre, 43 Queen's Road East, Wanchai, Hong Kong Email: Charles- Edouard.Bouee@rolandberger.com Attention: Charles-Edouard Bouee
Rajan Jei Anandan	Individual	Sri Lankan (Passport: N7263515)	Address: 105 Greene Street, Apt 1702, Jersey City, New Jersey 07302, USA Email: Rajan.anandan@gmail.com
500 Startups FundIV, L.P.	Partnership	USA (Company Number: 10190514)	Address: 814 Mission Street, 6/F, San Fransisco, CA 94103, USA Email: globallegal@500startups.com Attention: Christine Tsai
500 Startups Vietnam, L.P.	Partnership	USA (Company Number: 201937981}	Address: 814 Mission Street, 6/F, San Fransisco, CA 94103, USA Email: globallegal@500startups.com vietnam@500startups.com Attention: Eddie Thai
CPVPEPE Limited	Company	British Virgin Islands (Company Number: 1930684)	Address: c/o Caldera Pacific (Hong Kong) Ltd 1101-02, Euro Trade Centre, 21-23 Des Voeux Road Central, Hong Kong Email: sascha@calderapacific.com Attention: Sascha Wagner
AME Ventures S.r.l.	Company	Italy (Company number: Mll -1921683)	Address: Galleria San Babila 4/B, 20122 Milan, Italy Email: michele.appendino@solarventuresi.t Attention: Michele Appendino
MoCA Ventures Inc.	Company	Korea (Company number: 140-88-00306)	Address: Fr7, HJ BO, 7, Gangnam-daero 62gil, Gangnamgu, Seoul, Korea 06253 Email: ceo@nextrans.co.kr, shjung@nextrans.co.kr Attention: Sangmin Hong

28

The Nest & Company Inc.	Company	Korea (Company number: 203-87-00027)	Address: Fr7, HJ BO, 7, Gangnam-daero 6 2gil, Gangnamgu, Seoul, Korea 06253 Email: ceo@nextrans.co.kr, shjung@nextrans.co.kr Attention: Sangmin Hong
Gerard Baz	Individual	French (Passport: 09PC42047)	Address: Rue Gen Lotz 59, 1180 Uccle, Belgium Email: gerard@gbaz.com
Simon Fiduciara S.p.a.	Company	Italy (Company number: TO-644456)	Address: Via del Carmine 10, 10122 Torino, Italy Email: saumosta@itn.it Attention: Sauro Mostarda
Stephane Pictet	Individual	Switzerland (Passport: X1073110)	Address: Ch. Des Charbouilles 5, 1278 La Rippe, Switzerland Email: spi@virtual-network.com
Silver Cap li mited	Company	British Virgin Islands (Company number: 597408)	Address: Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands Email: mval@intelvision.net Attention: Mukesh Valabhji, Vijith Karunaratne

29

SCHEDULE4

SHAREHOLDER RESERVED MATTERS

1. Any alteration to the rights, preferences, priorities, powers, restrictions or benefits attaching to any class of equity securities

2. Any action authorizing, creating, or issuing shares of any class having preferences superior to or on parity with any other class of equity securities.

3. Re-designating or re-classifying any shares which would have preferences or priorityas to dividends or assets senior to or on a parity with any other class of shares.

4. Any amendment or addition to the Constitution which would adversely affect the rights,

preferences, priorities, powers or benefits of the Shares.

5. Entering into any merger, consolidation, acquisition or similar transaction of the Company with one or more other corporations in which the Shareholders prior to such transaction, or series of transactions, would hold interests representing less than a majority of the voting power of the outstanding shares of the surviving corporation immediately after such transaction, or series of transactions.

6. Any sale or other transfer, disposal and/or to encumber the assets of the Company for an amount exceeding US$500,000 (or the equivalent in any other currency).

7. Passing any resolution to wind-up the Company or filing any petition for the winding-up of the

Company or entering into or proposing any arrangement or composition with the creditors of the

Company or applying for an administrative order or appointing a receiver or administrator in respect of the Company.

8. The Company entering into or being a party to any transaction with any Director, officer or employee of the Company or with any company or other legal entity in which any such persons have a financial interest, except transactions resulting in payments to or by the Company in an amount less than US$50,000 per year, or transactions made in the ordinary course of business and pursuant to reasonable requirements of the business and upon fair and reasonable terms that are approved by a majority of the Board.

30

SCHEDULE 5

FORM OF DEED OF RATIFICATION AND ACCESSION

This Deed of Ratification and Accession (this "Deed") is made on [ •) of [ • J [2021 ],

BY AND AMONGST

(1) SOPA TECHNOLOGY PTE. LTD. (UEN No. 201918025E). a company incorporated under the laws of Singapore and having its registered office at 11 Collyer Quay #14-06 The Arcade

Singapore 049317 (the "Company");

(2) I•] (the "New Shareholder");

AND

(3) [• ] (the "Contlnulng Shareholders").

Words and expressions used in this Deed shall, unless the context expressly requires otherwise, have the meaning given to them in the Agreement.

WHEREAS

(A) The Continuing Shareholders and the Company are Parties to the Shareholders' Agreement

dated 11 of February 2021 (the "Agreement").

(B) The New Shareholder proposes to subscribe for [•I Shares in the capital of the Company.

(C) This Deed is made by the New Shareholder in compliance with the terms of the Agreement.

NOW THIS DEED WITNESSES as follows:

1. The New Shareholder confinns that it has been supplied with a copy of the Agreement.

2. The New Shareholder shall subscribe for [• ] Shares in the capital of the Company at a subscription price of [•I per Share and agrees to hold the Shares subject to the Constitution.

3. The New Shareholder undertakes to the Continuing Shareholders and the Company to be

bound by the Agreement in all respects as if the New Shareholder was a Shareholder to the

Agreement and to observe and perform all the provisions and obligations of the Agreement applicable to or binding on a Shareholder under the Agreement insofar as they fall to be observed or performed on or after the date of this Deed.

4. This Deed is made for the benefit of (a) the Shareholders to the Agreement, (b) the Company

31

IN WITNESS of which this Deed has been executed and delivered on the date first above written.

SIGNED, SEALED and DELIVERED by )

SOPA TECHNOLOGY PTE. LTD. )

has been affixed hereunto in accordance with )

its constitution: )

Director

Director/Secretary

SIGNED, SEALED and DELIVERED by )

[NEW SHAREHOLDER] )

has been affixed hereunto in accordance with )

its constitution: )

Director

Director/Secretary

SIGNED, SEALED and DELIVERED by )

(CONTINUING SHAREHOLDERS] )

has been affixed hereunto in accordance with )

its constitution: )

Director

Director/Secretary

and (c) every other person who after the date of the Agreement (and whether before or after the execution of this Deed) assumes any rights or obligations under the Agreement or adheres to it.

5. The address, email address and facsimile number of the New Shareholder are as follows: [ • ).

6. This Deed may be executed in any number of counterparts, all of which taken together shall constitute one and the same deed and any party may enter into this Deed by executing a counterpart.

7. This Deed is governed by and shall be construed in accordance with the laws of the Republic of Singapore.

32